Exhibit 99.2

PMA Capital Corporation
Statistical Supplement
First Quarter - 2005

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data	1
Consolidated Statements of Operations - Per Share Data	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Invested Assets and Net Investment Income; Debt	5

Segment Information:
Statements of Operations - Consolidating	7 - 8
Statements of Operations - PMA Insurance Group	9
Insurance Ratios - PMA Insurance Group	10
Statements of Operations - Run-off Operations	11
Statements of Operations - Corporate & Other	12

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	13
Operating Cash Flows - PMA Insurance Group	14
Operating Cash Flows - Run-off Operations	15

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	16

Other Information:
Industry Ratings and Market Information	17

Legend:
NM - Not Meaningful
NA - Not Applicable

Note: Operating income (loss), which we define as GAAP net income (loss) excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our business segments. Accordingly, we report operating income (loss) by segment in the disclosures required under SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." Our management and Board of Directors use operating income (loss) as the measure of financial performance for our business segments because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss) does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See page 1 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2004	2004	2004	2004	2005	Quarter

Net Premiums Written by Segment:
PMA Insurance Group	$135,286	$81,962	$97,637	$62,910	$105,474	-22.0%
Run-off Operations	23,362	(78,864)	(13,884)	(5,974)	4,929	-78.9%
Corporate & Other	(150)	(225)	(186)	(264)	(194)	-29.3%
Net premiums written	$158,498	$2,873	$83,567	$56,672	$110,209	-30.5%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$6,559	$2,809	$3,537	$261	$6,612	0.8%
Run-off Operations	8,946	624	(2,115)	(1,946)	(29,646)	NM
Corporate & Other	(5,312)	(5,506)	(4,982)	(5,423)	(6,167)	-16.1%
Pre-tax operating income (loss)	10,193	(2,073)	(3,560)	(7,108)	(29,201)	NM
Net realized investment gains (losses)	8,600	2,248	3,515	(7,870)	2,983	-65.3%
Pre-tax income (loss)	18,793	175	(45)	(14,978)	(26,218)	NM
Income tax expense (benefit)	6,640	111	29	(4,665)	(5,667)	NM
Net income (loss)	$12,153	$64	$(74)	$(10,313)	$(20,551)	NM
After-tax operating income (loss)	$6,563	$(1,397)	$(2,359)	$(5,198)	$(22,490)	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$0.35	$-	$-	$(0.33)	$(0.65)	NM
Less the impact of:
Realized gains (losses) after tax	0.15	0.04	0.08	(0.16)	0.06	-60.0%
After-tax operating income (loss)	$0.20	$(0.04)	$(0.08)	$(0.17)	$(0.71)	NM

Capitalization:
Debt	$187,566	$187,566	$187,566	$214,467	$211,769	12.9%
Shareholders' equity excluding FAS 115 unrealized gain	445,273	443,634	442,797	431,828	412,349	-7.4%
Total capitalization excluding FAS 115 unrealized gain	632,839	631,200	630,363	646,295	624,118	-1.4%
FAS 115 unrealized gain	40,818	29	15,350	13,623	1,539	-96.2%
Total capitalization including FAS 115 unrealized gain	$673,657	$631,229	$645,713	$659,918	$625,657	-7.1%

Book Value Per Share:
Excluding FAS 115 unrealized gain	$14.21	$14.00	$13.98	$13.63	$12.95	-8.9%
Including FAS 115 unrealized gain	$15.51	$14.00	$14.46	$14.06	$13.00	-16.2%

Debt to Total Capital:
Excluding FAS 115 unrealized gain	29.6%	29.7%	29.8%	33.2%	33.9%	14.5%
Including FAS 115 unrealized gain	27.8%	29.7%	29.0%	32.5%	33.8%	21.6%

Interest Coverage:
Income before interest and income taxes to interest expense	7.39	1.06	0.98	NM	NM	NM

Operating income before interest and income taxes to interest expense	4.47	0.30	NM	NM	NM	NM

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2004	2004	2004	2004	2005

Diluted Earnings (Loss) Per Share:

Net income (loss)	$0.35	$-	$-	$(0.33)	$(0.65)

Pre-tax operating income (loss)	$0.30	$(0.07)	$(0.11)	$(0.23)	$(0.93)

After-tax operating income (loss)	$0.20	$(0.04)	$(0.08)	$(0.17)	$(0.71)

Diluted weighted average common
shares outstanding	36,644,561	31,741,827	31,350,825	31,350,825	31,561,069

Dividends declared:
Class A Common stock	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	31,334,403	31,692,351	31,681,751	31,676,851	31,835,136

Class A Common Stock prices:
High	$7.08	$9.13	$9.16	$10.85	$10.65
Low	$4.70	$6.01	$5.70	$6.74	$7.05
Close	$6.07	$9.00	$7.55	$10.35	$8.00

PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2004	2004	2004	2004	2005	Quarter

Gross Premiums Written	$157,860	$24,449	$100,013	$69,940	$121,313	-23.2%

Net Premiums Written	$158,498	$2,873	$83,567	$56,672	$110,209	-30.5%

Revenues:
Net premiums earned	$206,269	$118,348	$104,210	$89,758	$87,723	-57.5%
Net investment income	16,758	14,807	13,238	12,142	11,712	-30.1%
Net realized investment gains (losses)	8,600	2,248	3,515	(7,870)	2,983	-65.3%
Other revenues	5,738	4,680	4,505	11,018	4,954	-13.7%
Total revenues	237,365	140,083	125,468	105,048	107,372	-54.8%

Expenses:
Losses and loss adjustment expenses	142,190	87,471	80,706	70,189	93,988	-33.9%
Acquisition expenses	47,235	24,968	24,087	18,935	18,671	-60.5%
Operating expenses	24,779	23,563	16,942	19,628	16,460	-33.6%
Dividends to policyholders	1,429	946	805	1,819	502	-64.9%
Interest expense	2,939	2,960	2,973	3,482	3,969	35.0%
Loss on debt exchange	-	-	-	5,973	-	NM
Total losses and expenses	218,572	139,908	125,513	120,026	133,590	-38.9%

Pre-tax income (loss)	18,793	175	(45)	(14,978)	(26,218)	NM

Income tax expense (benefit):
Current	325	64	(117)	(272)	-	-100.0%
Deferred	6,315	47	146	(4,393)	(5,667)	NM

Total income tax expense (benefit)	6,640	111	29	(4,665)	(5,667)	NM

Net income (loss)	$12,153	$64	$(74)	$(10,313)	$(20,551)	NM

Pre-tax operating income (loss)	$10,193	$(2,073)	$(3,560)	$(7,108)	$(29,201)	NM

After-tax operating income (loss)	$6,563	$(1,397)	$(2,359)	$(5,198)	$(22,490)	NM

PMA Capital Corporation
Consolidated Balance Sheets
(In Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2004	2004	2004	2004	2005

Assets:
Investments in fixed maturities available for sale	$1,825,076	$1,469,027	$1,381,788	$1,304,086	$1,283,406
Short-term investments	98,385	88,664	98,761	123,746	60,325
Short-term investments, loaned securities collateral	112,689	129,999	96,606	-	102,620
Total investments	2,036,150	1,687,690	1,577,155	1,427,832	1,446,351

Cash	22,311	66,100	48,046	35,537	49,921
Accrued investment income	22,820	17,913	16,407	15,517	15,188
Premiums receivable	316,771	249,112	219,111	197,831	208,748
Reinsurance receivables	1,145,314	1,210,765	1,170,004	1,142,552	1,129,507
Deferred income taxes	65,114	88,250	80,541	86,501	98,714
Deferred acquisition costs	71,631	41,321	37,800	31,426	35,138
Funds held by reinsureds	119,640	107,804	134,978	142,064	146,674
Other assets	231,600	248,578	219,536	174,725	167,200
Total assets	$4,031,351	$3,717,533	$3,503,578	$3,253,985	$3,297,441

Liabilities:
Unpaid losses and loss adjustment expenses	$2,438,509	$2,292,281	$2,179,900	$2,111,598	$2,077,599
Unearned premiums	332,391	216,155	193,221	158,489	177,415
Debt	187,566	187,566	187,566	214,467	211,769
Accounts payable, accrued expenses
and other liabilities	282,422	277,457	254,467	196,744	196,875
Funds held under reinsurance treaties	183,406	162,293	127,239	121,234	112,712
Dividends to policyholders	8,292	8,121	6,424	5,977	4,580
Payable under securities loan agreements	112,674	129,997	96,614	25	102,603
Total liabilities	3,545,260	3,273,870	3,045,431	2,808,534	2,883,553

Shareholders' Equity:
Class A Common stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	109,331	109,331	109,331	109,331	109,331
Retained earnings	228,268	223,442	223,519	213,313	189,787
Accumulated other comprehensive income (loss)	29,894	(13,160)	885	(1,959)	(14,116)
Notes receivable from officers	(66)	(59)	-	-	-
Treasury stock, at cost	(52,426)	(45,261)	(45,474)	(45,573)	(41,752)
Unearned restricted stock compensation	-	(1,720)	(1,204)	(751)	(452)
Total shareholders' equity	486,091	443,663	458,147	445,451	413,888
Total liabilities and shareholders' equity	$4,031,351	$3,717,533	$3,503,578	$3,253,985	$3,297,441

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollars in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2004	2004	2004	2004	2005

Total Investments & Cash
As reported	$2,058,461	$1,753,790	$1,625,201	$1,463,369	$1,496,272
Less:
Securities lending activity	112,674	129,997	96,614	25	102,603
Unrealized gain	62,797	45	23,615	20,958	2,368
Total adjusted investments & cash	$1,882,990	$1,623,748	$1,504,972	$1,442,386	$1,391,301

Net Investment Income
As reported	$16,758	$14,807	$13,238	$12,142	$11,712
Funds held:
Assumed	(13)	109	73	846	187
Ceded	(2,222)	(3,962)	(2,140)	(1,394)	(2,125)
Total funds held	(2,235)	(3,853)	(2,067)	(548)	(1,938)

Total adjusted investment income	$18,993	$18,660	$15,305	$12,690	$13,650

Yield
As reported	3.27%	3.11%	3.13%	3.15%	3.17%
Investment portfolio	3.93%	4.10%	3.91%	3.44%	3.85%

Duration (in years)	3.7	3.4	3.6	3.6	3.8

PMA Capital Corporation
Debt
(Dollars in Thousands)

	Amount
	Outstanding	Maturity
6.50% convertible debt	$99,140	2022[1]
Derivative component of 6.50% convertible debt	10,658
4.25% convertible debt	655	2022[2]
8.50% senior notes	57,500	2018
Trust preferred debt [3]	43,816	2033
Total long-term debt	$211,769

[1]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on June 30, 2009 at 114% of the principal amount. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share for $84.1 million principal amount and $15.891 per share for $15.0 million principal amount.

[2]	Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2006, 2008, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.
[3]	Weighted average interest rate on trust preferred debt is 7.03% as of March 31, 2005.

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PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended March 31, 2005
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$116,272	$(194)	$5,235	$121,313

Net Premiums Written	$105,474	$(194)	$4,929	$110,209

Revenues:
Net premiums earned	$84,700	$(194)	$3,217	$87,723
Net investment income	7,541	271	3,900	11,712
Other revenues	4,727	227	-	4,954
Operating revenues	96,968	304	7,117	104,389

Losses and Expenses:
Losses and loss adjustment expenses	62,218	-	31,770	93,988
Acquisition expenses	16,767	-	1,904	18,671
Operating expenses	10,869	2,502	3,089	16,460
Dividends to policyholders	502	-	-	502
Total losses and expenses	90,356	2,502	36,763	129,621

Operating income (loss) before income taxes
and interest expense	6,612	(2,198)	(29,646)	(25,232)

Interest expense	-	3,969	-	3,969

Pre-tax operating income (loss)	$6,612	$(6,167)	$(29,646)	(29,201)

Net realized investment gains				2,983

Pre-tax loss				$(26,218)

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended March 31, 2004
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$146,486	$(150)	$11,524	$157,860

Net Premiums Written	$135,286	$(150)	$23,362	$158,498

Revenues:
Net premiums earned	$131,650	$(150)	$74,769	$206,269
Net investment income	8,028	344	8,386	16,758
Other revenues	5,735	3	-	5,738
Operating revenues	145,413	197	83,155	228,765

Losses and Expenses:
Losses and loss adjustment expenses	98,831	-	43,359	142,190
Acquisition expenses	23,032	-	24,203	47,235
Operating expenses	15,562	2,570	6,647	24,779
Dividends to policyholders	1,429	-	-	1,429
Total losses and expenses	138,854	2,570	74,209	215,633

Operating income (loss) before income taxes
and interest expense	6,559	(2,373)	8,946	13,132

Interest expense	-	2,939	-	2,939

Pre-tax operating income (loss)	$6,559	$(5,312)	$8,946	10,193

Net realized investment gains				8,600

Pre-tax income				$18,793

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2004	2004	2004	2004	2005	Quarter

Gross Premiums Written	$146,486	$94,400	$109,788	$72,380	$116,272	-20.6%

Net Premiums Written	$135,286	$81,962	$97,637	$62,910	$105,474	-22.0%

Revenues:
Net premiums earned	$131,650	$118,288	$103,032	$89,373	$84,700	-35.7%
Net investment income	8,028	8,364	8,083	6,509	7,541	-6.1%
Other revenues	5,735	4,389	4,480	4,404	4,727	-17.6%
Total revenues	145,413	131,041	115,595	100,286	96,968	-33.3%

Losses and Expenses:
Losses and loss adjustment expenses	98,831	88,072	77,994	66,284	62,218	-37.0%
Acquisition expenses	23,032	22,620	21,876	18,550	16,767	-27.2%
Operating expenses	15,562	16,594	11,383	13,372	10,869	-30.2%
Dividends to policyholders	1,429	946	805	1,819	502	-64.9%
Total losses and expenses	138,854	128,232	112,058	100,025	90,356	-34.9%

Pre-tax operating income	$6,559	$2,809	$3,537	$261	$6,612	0.8%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	1st Quarter 2004	2nd Quarter 2004	3rd Quarter 2004	4th Quarter 2004	1st Quarter 2005	Point Chg. 1st Quarter Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	75.1%	74.5%	75.7%	74.2%	73.5%	1.6

Expense ratio:
Acquisition expenses	17.5%	19.1%	21.2%	20.8%	19.8%	(2.3)
Operating expenses [1]	9.2%	11.2%	7.8%	11.5%	9.5%	(0.3)
Total expense ratio	26.7%	30.3%	29.0%	32.3%	29.3%	(2.6)

Policyholders' dividend ratio	1.1%	0.8%	0.8%	2.0%	0.6%	0.5
Combined ratio	102.9%	105.6%	105.5%	108.5%	103.4%	(0.5)

Net investment income ratio	-6.1%	-7.1%	-7.8%	-7.3%	-8.9%	2.8
Operating ratio	96.8%	98.5%	97.7%	101.2%	94.5%	2.3

[1]
The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $12.1 million, $13.2 million, $8.1 million, $10.3 million and $8.0 million for the first, second, third and fourth quarters of 2004 and the first quarter of 2005, respectively.

PMA Capital Corporation
Statements of Operations - Run-off Operations
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2004	2004	2004	2004	2005	Quarter

Gross Premiums Written	$11,524	$(69,726)	$(9,589)	$(2,176)	$5,235	-54.6%

Net Premiums Written	$23,362	$(78,864)	$(13,884)	$(5,974)	$4,929	-78.9%

Revenues:
Net premiums earned	$74,769	$285	$1,364	$649	$3,217	-95.7%
Net investment income	8,386	6,170	4,884	5,215	3,900	-53.5%
Total revenues	83,155	6,455	6,248	5,864	7,117	-91.4%

Losses and Expenses:
Losses and loss adjustment expenses	43,359	(601)	2,712	3,905	31,770	-26.7%
Acquisition expenses	24,203	2,348	2,211	385	1,904	-92.1%
Operating expenses	6,647	4,084	3,440	3,520	3,089	-53.5%
Total losses and expenses	74,209	5,831	8,363	7,810	36,763	-50.5%

Pre-tax operating income (loss)	$8,946	$624	$(2,115)	$(1,946)	$(29,646)	NM

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2004	2004	2004	2004	2005	Quarter

Gross Premiums Written	$(150)	$(225)	$(186)	$(264)	$(194)	-29.3%

Net Premiums Written	$(150)	$(225)	$(186)	$(264)	$(194)	-29.3%

Revenues:
Net premiums earned	$(150)	$(225)	$(186)	$(264)	$(194)	-29.3%
Net investment income	344	273	271	418	271	-21.2%
Other revenues	3	291	25	6,614	227	NM
Total revenues	197	339	110	6,768	304	54.3%

Losses and Expenses:
Operating expenses	2,570	2,885	2,119	2,736	2,502	-2.6%
Total losses and expenses	2,570	2,885	2,119	2,736	2,502	-2.6%

Operating income (loss) before income taxes, interest expense, and loss on debt exchange	(2,373)	(2,546)	(2,009)	4,032	(2,198)	7.4%

Interest expense	2,939	2,960	2,973	3,482	3,969	35.0%

Loss on debt exchange	-	-	-	5,973	-	NM

Pre-tax operating loss	$(5,312)	$(5,506)	$(4,982)	$(5,423)	$(6,167)	-16.1%

PMA Capital Corporation
Operating Cash Flows - Consolidated
(In Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2004	2004	2004	2004	2005

Receipts:
Premiums and other revenues collected	$186,561	$103,266	$91,121	$101,641	$95,437
Investment income received	22,141	26,520	20,627	18,986	14,814
Total receipts	208,702	129,786	111,748	120,627	110,251

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	6,491	37,839	43,406	34,520	3,812
Losses and LAE paid - prior years	217,746	272,164	178,193	87,203	112,312
Total losses and LAE paid	224,237	310,003	221,599	121,723	116,124
Insurance operating expenses paid	73,845	54,695	43,228	27,716	37,394
Policyholders' dividends paid	1,573	873	2,145	765	2,115
Interest on corporate debt	3,686	1,856	3,694	2,371	4,387
Total disbursements	303,341	367,427	270,666	152,575	160,020

Net other	(7,511)	(22,894)	6,997	(56,713)	7,258

Net operating cash flows	$(102,150)	$(260,535)	$(151,921)	$(88,661)	$(42,511)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(In Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2004	2004	2004	2004	2005

Receipts:
Premiums and other revenues collected	$128,216	$123,944	$97,543	$111,150	$91,910
Investment income received	10,246	9,869	9,574	9,851	9,404
Total receipts	138,462	133,813	107,117	121,001	101,314

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	6,157	19,158	29,827	31,304	3,810
Losses and LAE paid - prior years	75,447	63,116	57,160	31,086	72,999
Losses and LAE	81,604	82,274	86,987	62,390	76,809
Insurance operating expenses paid	52,645	38,931	34,600	29,531	33,000
Policyholders' dividends paid	1,573	873	2,145	765	2,115
Total disbursements	135,822	122,078	123,732	92,686	111,924

Net other	(8,306)	(8,535)	8,102	(21,974)	13,760

Net operating cash flows	$(5,666)	$3,200	$(8,513)	$6,341	$3,150

PMA Capital Corporation
Operating Cash Flows - Run-off Operations
(In Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2004	2004	2004	2004	2005

Receipts:
Premiums collected	$58,345	$(20,678)	$(6,422)	$(9,509)	$3,527
Investment income received	11,895	16,651	11,053	9,135	5,410
Total receipts	70,240	(4,027)	4,631	(374)	8,937

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	334	18,681	13,579	3,216	2
Losses and LAE paid - prior years	142,299	209,048	121,033	56,117	39,313
Total losses and LAE paid	142,633	227,729	134,612	59,333	39,315
Insurance operating expenses paid	21,200	15,764	8,628	(1,815)	4,394
Total disbursements	163,833	243,493	143,240	57,518	43,709

Net other	1,860	(13,311)	282	(34,482)	(74)

Net operating cash flows	$(91,733)	$(260,831)	$(138,327)	$(92,374)	$(34,846)

PMA Capital Corporation
Statutory Surplus
(In Thousands)

	1st		2nd	3rd	4th	1st
	Quarter		Quarter	Quarter	Quarter	Quarter
	2004		2004	2004	2004	2005[1]

PMA Pool [2]	$296,785		$305,074	$294,587	$300,034	$298,686	[5]
PMA Capital Insurance Company [3]	517,143	[4]	236,247	236,443	224,511	218,322	[5]

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(In Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2004	2004	2004	2004	2005[1]

Net Premiums Written:
Workers Compensation & Integrated
Disability	$106,190	$56,764	$88,814	$54,556	$94,737
Other Commercial Lines	11,915	8,275	8,962	3,700	10,787
Total - PMA Pool	$118,105	$65,039	$97,776	$58,256	$105,524

Statutory Ratios:
Loss and LAE ratio	74.9%	75.2%	75.9%	75.2%	73.3%
Underwriting expense ratio	27.1%	39.0%	29.5%	37.5%	25.2%
Policyholders' dividend ratio	1.2%	0.7%	0.4%	0.4%	0.9%
Combined ratio	103.2%	114.9%	105.8%	113.1%	99.4%
Operating ratio	96.5%	107.4%	98.9%	104.2%	91.2%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[3]	In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off.
[4]	Includes the statutory surplus of the PMA Pool.
[5]	Includes unassigned surplus of $129.4 million and $24.8 million for the PMA Pool and PMA Capital Insurance Company, respectively.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:
Certificate Transfers and Conversions:
The Bank of New York
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

Written Inquiries:
The Bank of New York
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286

Phone Inquiries:
800.524.4458

Email Inquiries:
shareowner-svcs@bankofny.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Inquiries:
William E. Hitselberger
Chief Financial Officer
215.665.5070
e-mail: bhitselberger@pmacapital.com

Investor Relations
215.665.5046
investorrelations@pmacapital.com

Company Website:
http://www.pmacapital.com

Financial Strength Ratings (as of 5/3/2005):

	A.M. Best	Moody's
PMA Pool [1]	A- (4th of 16)	Ba1 (11th of 21)
PMA Capital Insurance Company [2]	B+ (6th of 16)	B1 (14th of 21)

[1] The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.

2 In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is in run-off.